Exhibit 10.5

Use of Intellectual Property without Compensation Agreement

Party A: Wenzhou Xibolun Fluid Equipment Co., Limited

Party B: Anyuan Sun

According to People’s Republic of China Intellectual Property Law and relevant regulations, Party B agrees to let Party A use his legally gained patents and trademarks without compensation during its valid period of time. The coverage is as follows:

1. Utility Model

No.	Name	Patent Number	Application Date	Validation
1	A type of angle seat valve	ZL 2011 2 0510956.8	2011-12-9	10 years since the application date
2	A type of Diaphragm valve	ZL 2012 2 0315506.8	2012-6-28	10 years since the application date
3	A type of process control diaphragm valve	ZL 2012 2 0315498.7	2012-6-28	10 years since the application date

2. Trademark

No.	Name	Registration Number	Registration Valid Period
1	[Xibolun]	3903979	10 years; from 2005-12-28 till 2015-12-27
2	[Xibolun]	5610464	10 years; from 2009-12-07 till 2019-12-06

Party A: /s/ Wenzhou Xibolun Fluid Equipment Co., Limited

Party B: /s/ Anyuan Sun

The contract was signed on 2011-07-01.